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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 30, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of May 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-11,
                      Mortgage Pass-Through Certificates,
                               Series 2001-11).

                                  CWMBS, INC.
                                  ------------
            (Exact name of registrant as specified in its charter)

     Delaware                             333-51332             95-4596514
-----------------------------------       ---------             ----------
     (State or Other Jurisdiction         (Commission        (I.R.S. Employer
           of Incorporation)              File Number)      Identification No.)


4500 Park Granada
Calabasas, California                                     91302
---------------------                                     ---------
(Address of Principal                                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.



                                                       By: /s/ Celia Coulter
                                                         ---------------------
                                                       Celia Coulter
                                                       Vice President



Dated:  May 30, 2001


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                                 Exhibit Index

Exhibit                                                             Page
-------                                                             ----

5.1      Legality Opinion of Sidely Austin Brown & Wood LLP            5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                     5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                         5